[USAA
EAGLE
LOGO (R)]
USAA EXTENDED MARKET INDEX FUND
SUPPLEMENT DATED MAY 2, 2011
TO THE FUND’S PROSPECTUS
DATED MAY 1, 2011

The following information replaces the current disclosure with respect to the portfolio managers on page 7 of the Fund’s prospectus.

PORTFOLIO MANAGER(S)

Edward Corallo, a Managing Director of BlackRock, has managed the Extended Market Portfolio since May 2010.

Christopher Bliss, CFA, a Managing Director of BlackRock, has managed the Extended Market Portfolio since 2011.

Jennifer Hsui, CFA, a Managing Director of BlackRock, has managed the Extended Market Portfolio since 2011.

Creighton Jue, CFA a Managing Director of BlackRock, has managed the Extended Market Portfolio since 2011.

The following information replaces the current disclosure with respect to the portfolio managers on pages 18-19 of the Fund’s prospectus.

PORTFOLIO MANAGER(S)

BlackRock Advisors, LLC is a wholly owned subsidiary of BlackRock, Inc., one of the world’s largest asset management firms with over $3.56 trillion in assets under management as of December 31, 2010. BlackRock has both the experience and expertise to offer a broad range of investment services to many diversified market segments.

The Extended Market Portfolio is managed by a team of financial professionals. Information about these individuals is set forth below. Each are jointly and primarily responsible for the day-to-day management of the Extended Market Portfolio, including settling the overall investment strategy and overseeing the management of the portfolio.

Edward Corallo has been a Managing Director of BlackRock, Inc. since 2009. He was a Principal of Barclay’s Global Investors from 1998 to 2009. Mr. Corallo has more than six years of portfolio management responsibility and has managed the Extended Market Portfolio since May 2010.

Christopher Bliss, CFA, CPA has been a Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. in 2009; Principal of BGI from 2005 to 2009; Associate of BGI from 2004 to 2005. He has managed the Extended Market Portfolio since 2011.

Jennifer Hsui, CFA, is a Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2009 to 2010; Principal of BGI from 2007 to 2009; Associate of BGI from 2006 to 2007. She has managed the Extended Market Portfolio since 2011.

Creighton Jue, CFA, is a Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2009 to 2010; Principal of BGI from 2004 to 2009. He has managed the Extended Market Portfolio since 2011.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

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